ASSIGNMENT

THIS ASSIGNMENT made as of the 7th day of November, 2007.

Oil For America (the "Assignor"), a Florida general partnership, whose address is Post Office Box 10468, Tallahassee, Florida 32302, for and in consideration of the sum of Forty Thousand ($40,000.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, and CONVEY unto Western Standard Energy Corp. (the "Assignee"), a Nevada Corporation, whose address is 2 Sheraton Street, London, W1F 8BH, United Kingdom, all of its rights, which is one hundred percent (100%) of 8/8ths right, title, interest and estate, in and to the Oil and Gas Leases described in Exhibit "A" (the "Described Leases") attached hereto and made a part hereof, together with the residue unexpired of the terms of the Described Leases and all the benefits and advantages to be derived therefrom, saving and excepting the royalty accorded to the Lessor in the Described Leases.

The Assignor hereby covenants with the Assignee that notwithstanding any act of the Assignor the said Described Leases are good, valid and subsisting leases, and that the obligations, covenants and payments thereby and therein reserved have been duly paid up to and including the respective expiry dates stated in Exhibit "A" attached hereto and that the covenants and conditions contained in the Described Leases have been duly paid and performed by the Assignor up to the date hereof, and that the Assignor has good right to assign the Described Leases and premises in the manner aforesaid.

The Assignor covenants and agrees to forthwith transfer of record legal title in the Described Leases to the Assignee by recording the Described Leases and this Assignment in the Public Records of Stark County, North Dakota.

This Assignment is made and accepted subject to that letter agreement between the Assignor and the Assignee, dated September 25, 2007, a copy of which has been retained by both the Assignor and the Assignee, and to the burdens or encumbrances

within said Described Leases or to which it may be subject, which the Assignee hereby assumes.

This Assignment may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

Delivery of an executed copy of this Assignment by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Assignment.

TO HAVE AND TO HOLD said assigned interest unto Assignee, its successors and assigns, subject to all of the express and implied covenants and obligations of the leases and this Assignment.

IN WITNESS WHEREOF the parties hereto have executed and delivered this Assignment as at the date first above written.

Assignor: **Oil For America**

Robert J. Angerer, Sr.

By: Robert J. Angerer, Sr. Manager
RJAFL, LLC, General Partner

Approved by:
Western Standard Energy Corp.

Per:______________________
Dan Bauer, President

State of North Dakota
County of Stark

On this 7th day of November, 2007, before me, a Notary Public, personally appeared Robert J. Angerer, Sr., known to me to be the Manager of the Manager of RJAFL, LLC, the General Partner of Oil For America, that is described in and that executed the within instrument and acknowledged to me that the partnership executed the same.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this November 7, 2007.

My Commission Expires: July 5, 2011

Notary Public
Residing at Dickinson,
Stark County, ND

LYNN BETLAF
NOTARY PUBLIC, STATE OF NORTH DAKOTA
MY COMMISSION EXPIRES JULY 5, 2011

Exhibit A

The following mineral leases within Stark County, North Dakota:

1. A three year oil and gas lease dated October 31, 2007 from John H. Wieglenda and Marsha Wieglenda, husband and wife, to Oil For America, covering the SE ¼ of Section 23 of Township 139 North, Range 94 West.
2. A three year oil and gas lease dated November 2, 2007 from Danny Thielen, aka Danny J. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
3. A three year oil and gas lease dated November 2, 2007 from Lloyd Thielen, aka Lloyd E. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
4. A three year oil and gas lease dated November 5, 2007 from Kenny Thielen, aka Kenneth M. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
5. A three year oil and gas lease dated November 6, 2007 from Linda M. Sykora, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
6. A three year oil and gas lease dated November 2, 2007 from Dorothy Thielen Heidt to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.

OIL AND GAS LEASE

AGREEMENT, made and entered into the 6th day of November, 2007, by and between Linda M. Sykora, a married woman dealing in her sole and separate property, whose post office address is 3076 106th Avenue SW, Dickinson, North Dakota 58601, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10408, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

<u>Township 138 North – Range 95 West</u>

Section 5: Lot 3 (36.68), Lot 4 (36.42), S ½ NW ¼

and containing 153.10 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the units so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

____
Linda M. Sykora

State of North Dakota
County of Stark

On this 6th day of November, 2007, before me, a notary public, personally appeared Linda M. Sykora, a married woman dealing in her sole and separate property, to me known to be the identical person described in and who executed the within and foregoing instrument and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

DEANNA LORENZ
Notary Public
State of North Dakota
My Commission Expires April 29, 2009

Deanna Lorenz
Notary Public, State of North Dakota
My Commission Expires:
04-29-07

OIL AND GAS LEASE

AGREEMENT, made and entered into the 5th day of November, 2007, by and between Kenny Thielen, aka Kenneth M. Thielen, a married man dealing in his sole and separate property, whose post office address is 10461 44th Street SW, Dickinson, North Dakota 58601, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10468, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

<u>Township 138 North – Range 95 West</u>

Section 5: Lot 3 (36.68), Lot 4 (36.42), S ½ NW ¼

and containing 153.10 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil, and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the unit so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

Kenny Thielen aka Kenneth M Thielen

Kenny Thielen, aka Kenneth M. Thielen

State of North Dakota
County of Stark

On this 5th day of November, 2007, before me, a notary public, personally appeared Kenny Thielen, aka Kenneth M. Thielen, a married man dealing in his sole and separate property, to me known to be the identical person described in and who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

Gayleen M Wanner

Notary Public, State of North Dakota
My Commission Expires:

GAYLEEN M. WANNER
Notary Public
State of North Dakota
My Commission Expires ... 2008

OIL AND GAS LEASE

AGREEMENT, made and entered into the 2nd day of November, 2007, by and between Lloyd Thielen, aka Lloyd E. Thielen, a married man dealing in his sole and separate property, whose post office address is 10461 44th Street SW, Dickinson, North Dakota 58601, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10468, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

Township 138 North – Range 95 West

Section 5: Lot 3 (36.68), Lot 4 (36.42), S ½ NW ¼

and containing 153.10 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil, and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the unit so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations hereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

Lloyd Thielen
Lloyd Thielen, aka Lloyd E. Thielen

State of North Dakota
County of Stark

On this 7 day of NOV, 2007, before me, a notary public, personally appeared Lloyd Thielen, aka Lloyd E. Thielen, a married man dealing in his sole and separate property, to me known to be the identical person described in and who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

Catherine G. Logosz
Notary Public, State of North Dakota
My Commission Expires:

CATHERINE G. LOGOSZ
NOTARY PUBLIC, STATE OF NORTH DAKOTA
MY COMMISSION EXPIRES JULY 12, 2008

OIL AND GAS LEASE

AGREEMENT, made and entered into the 2nd day of November, 2007, by and between Danny Thielen, aka Danny J. Thielen, a married man dealing in his sole and separate property, whose post office address is 304 4th Avenue SE, Dickinson, North Dakota 58601, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10468, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

Township 138 North – Range 95 West

Section 5: Lot 3 (36.68), Lot 4 (36.42), S ½ NW ¼

and containing 153.30 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the units so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

Dan Thielen

Danny Thielen, aka Danny J. Thielen

State of North Dakota
County of Stark

On this 23 day of NOV, 2007, before me, a notary public, personally appeared Danny Thielen, aka Danny J. Thielen, a married man dealing in his sole and separate property, to me known to be the identical person described in and who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

Catherine G. Logosz

Notary Public, State of North Dakota
My Commission Expires:

CATHERINE G. LOGOSZ
NOTARY PUBLIC, STATE OF NORTH DAKOTA
MY COMMISSION EXPIRES JULY 12, 2008

OIL AND GAS LEASE

AGREEMENT, made and entered into the 2nd day of November, 2007, by and between Dorothy Thielen Heidt, a married woman dealing in her sole and separate property, whose post office address is Dickinson, North Dakota 58601, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10468, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

<u>Township 138 North – Range 95 West</u>

Section 5: Lot 3 (36.68), Lot 4 (36.42), S ½ NW ¼

and containing 153.10 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the units so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations hereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any portion or tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do executed it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

Dorothy Thielen Heidt (signature)

Dorothy Thielen Heidt

State of North Dakota
County of Stark

On this 2 day of Nov., 2007, before me, a notary public, personally appeared Dorothy Thielen Heidt, a married woman dealing in her sole and separate property, to me known to be the identical person described in and who executed the within and foregoing instrument and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

Catherine G. Logosz (signature)

Notary Public, State of North Dakota
My Commission Expires:

CATHERINE G. LOGOSZ
NOTARY PUBLIC, STATE OF NORTH DAKOTA
MY COMMISSION EXPIRES JULY 12, 2008

OIL AND GAS LEASE

AGREEMENT, made and entered into the 31 day of October, 2007, by and between John H. Wieglenda and Martha Wieglenda, husband and wife, whose post office address is Post Office Box 92, Gladstone, North Dakota 58630, hereinafter called Lessor (whether one or more) and Oil For America, a Florida general partnership, whose post office address is Post Office Box 10468, Tallahassee, Florida 32302, hereinafter called Lessee.

WITNESSETH, That the Lessor, for and in consideration of Ten and More ($10.00+) Dollars cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil and all gas of whatsoever nature or kind, with rights of way and easements for laying pipe lines, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land situated in the County of Stark, State of North Dakota, described as follows, to-wit:

<u>Township 139 North – Range 94 West</u>

Section 33: SE 1/4

and containing 160 acres, more or less.

1. It is agreed that this lease shall remain in force for a term of three (3) years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from the date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3. In consideration of the premises the said Lessee covenants and agrees:

1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, seventeen percent (17%) of all oil produced and saved from the leased premises.

2nd. To pay Lessor seventeen percent (17%) of the gross proceeds each year, payable quarterly, for the gas from each well where gas only is found, while the same is being used off the premises, and if used in the manufacture of gasoline a royalty of seventeen percent (17%), payable monthly at the prevailing market rate for gas.

3rd. To pay Lessor for gas produced from any oil well and used off the premises or in the manufacture of gasoline or any other product a royalty of seventeen percent (17%) of the proceeds, at the mouth of the well, payable monthly at the prevailing market rate.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including any shut-in gas royalty) herein provided for shall be paid the said Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe lines below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the units so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof, and the undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor," as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

John H. Wieglenda

Martha Wieglenda

State of North Dakota
County of Stark

On this 31 day of October, 2007, before me, a notary public, personally appeared John H. Wieglenda and Martha Wieglenda, husband and wife, to me known to be the identical persons described in and who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

Notary Public, State of North Dakota
My Commission Expires:

DOROTHY SCHLABSZ
NOTARY PUBLIC, STATE OF NORTH DAKOTA
MY COMMISSION EXPIRES AUG 3, 2013